Supplement dated January 9, 2015
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 31, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Under Investment Advisors, add:
The following Fund has adopted a special cash management program, which is executed by Principal:  Origin Emerging Markets.
Each Fund in the cash management program invests its cash in money market investments and in stock index futures contracts reflecting the Fund’s market capitalization to gain exposure to the market.